UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811 - 22463

Ironwood Institutional Multi-Strategy Fund LLC

 (Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

_________________________________________

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management Corporation
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  January 31, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments
January 31, 2016
(Unaudited)

	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (1)	Liquidity (2)
RELATIVE VALUE
Citadel Kensington Global Strategies Fund Ltd.	$162,031,145	$208,351,994	11.01%	3/31/2016	Quarterly (3)
D.E. Shaw Composite International Fund	76,672,762	101,862,660	5.38%	3/31/2016	Quarterly (4)
D.E. Shaw Valence International Fund, LP	32,000,000	34,929,854	1.85%	3/31/2016	Quarterly (5)
HBK Multi-Strategy Offshore Fund Ltd.	61,834,503	61,298,556	3.24%	3/31/2016	Quarterly (6)
Hutchin Hill Capital Offshore Fund, Ltd.	114,803,091	116,647,832	6.17%	3/31/2016	Quarterly (6)
KLS Diversified Fund Ltd.	52,800,000	50,955,172	2.69%	3/31/2016	Quarterly
Tilden Park Offshore Investment Fund Ltd.	65,500,000	64,383,369	3.40%	3/31/2016	Quarterly (6)
SUB TOTAL:	565,641,501	638,429,437	33.75%
MARKET NEUTRAL & LOW NET EQUITY
3G Natural Resources Offshore Fund, Ltd.	76,000,000	78,834,328	4.17%	3/31/2016	Quarterly
Anchor Bolt Offshore Fund, Ltd.	79,000,000	72,766,217	3.85%	3/31/2016	Quarterly
Citadel Global Equities Fund Ltd.	25,528,757	34,436,510	1.82%	2/28/2016	Monthly (7)
Darsana Overseas Fund, Ltd.	22,694,249	20,661,502	1.09%	12/31/2016	Quarterly (8)
Millennium International, Ltd.	144,072,870	173,328,617	9.16%	3/31/2016	Quarterly (6)
Suvretta Offshore Fund, Ltd	85,100,000	99,432,389	5.26%	3/31/2016	Quarterly
Vinci Vernier Offshore Fund, Ltd.	53,000,000	50,726,118	2.68%	12/31/2016	Quarterly
SUB TOTAL:	485,395,876	530,185,681	28.03%
EVENT DRIVEN
Elliott International Limited	87,825,000	98,378,057	5.20%	6/30/2018	Quarterly (9)
HG Vora Special Opportunities Fund, Ltd.	136,000,000	132,408,553	7.00%	2/28/2016	Monthly
JMB Capital Partners Offshore, Ltd.	56,000,000	53,623,121	2.83%	3/31/2016	Annually
Perry Partners International, Inc.*	19,253,412	15,308,022	0.81%	3/31/2016	Quarterly (6)
Roystone Capital Offshore Fund Ltd.	89,000,000	81,746,104	4.32%	3/31/2016	Quarterly (10)
XPI Holding I Ltd	32,935	30,923	0.00%	n/a	Other (11)
SUB TOTAL:	388,111,347	381,494,780	20.16%
DISTRESSED & CREDIT SECURITIES
Cerberus International II, Ltd.	50,000,000	50,345,000	2.66%	6/30/2016	Semi-annually (12)
Cerberus International SPV, Ltd.	3,286,508	5,263,904	0.28%	n/a	Other (11)
Cerberus International, Ltd.**	1,130,742	1,479,638	0.08%	n/a	Other (11)
King Street Capital, Ltd.*	2,508	3,061	0.00%	n/a	Other (11)
Monarch Debt Recovery Fund Ltd	71,032,500	71,239,943	3.77%	3/31/2016	Annually
Panning Overseas Fund, Ltd.	29,104,202	26,400,230	1.40%	3/31/2016	Quarterly (6)
Silver Point Capital Offshore Fund, Ltd.	95,519,291	102,297,188	5.40%	3/31/2016	Annually
SUB TOTAL:	250,075,751	257,028,964	13.59%
TOTAL:	$1,689,224,475	$1,807,138,862	95.53%

Other assets, less liabilities		84,594,082	4.47%
NET ASSETS:		$1,891,732,944	100.00%

All investment funds are domiciled in the Cayman Islands except as noted.
* Investment fund is domiciled in the British Virgin Islands.
** Investment fund is domiciled in the Bahamas.

(1) Investments in investment funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after January 31, 2016 that a redemption from a tranche is available without a redemption fee.

(2) Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 45 to 120 days. Lock-up periods range from 12 to 24 months. The Adviser cannot estimate when restrictions will lapse for any fund level gates, suspensions, or side pockets.

(3) Approximately 79% of this investment is available for redemption quarterly subject to a 10% investor level gate. If fund level redemptions are less than 5%, then the 10% investor level gate does not apply.  The remaining 21% of this investment is available for redemption every 18 months.

(4) Subject to a 12.5% quarterly investor level gate.

(5) Subject to an 8.33% investor level gate.  If fund level redemptions are less than 8.33%, then the 8.33% investor level gate does not apply.

(6) Subject to a 25% quarterly investor level gate.

(7) Subject to a 16.67% monthly investor level gate.

(8) Subject to a 20% annual investor level gate.

(9) Approximately 88% of this investment is available for redemption quarterly. The remaining 12% of this investment is available for redemption semi-annually, subject to a 25% quarterly investor level gate.

(10) Approximately 66% of this investment is subject to a 25% quarterly investor level gate.  The remaining 34% of this investment is subject to a 12.5% quarterly investor level gate.

(11) The investment funds do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.

(12) Subject to a 16.67% semi-annual investor level gate.

 NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) is an investment company as defined in Accounting Standards Codification 946, Financial Services-Investment Companies (“ASC 946”). ASC 946 prescribes specialized accounting and reporting requirements for investment companies. The Fund invests in other investment funds and is permitted, as a practical expedient, to estimate the fair value of its investments in other investment funds based on the Fund’s pro rata interest in the net assets of each investment fund, as such value is supplied by, or on behalf of, the investment fund’s investment manager, generally on a monthly basis. Some values received from, or on behalf of, the investment funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and incentive fees or allocations payable to the investment funds’ managers or general partners pursuant to the investment funds’ operating agreements. The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda. The investment funds hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy, as described in each of their financial statements or offering memoranda. The Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Ironwood Capital Management (the “Adviser”) has designed ongoing due diligence processes with respect to investment funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each investment fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such investment fund and to independently determine the fair value of the Fund’s interest in such investment fund.

The Adviser has designated a committee to oversee the valuation process of the Fund’s investments (the “Valuation Committee”). The Valuation Committee is comprised of senior personnel, the majority of whom are separate from the Fund’s portfolio management team, and is responsible for developing written valuation policies and procedures, conducting periodic reviews of those policies and procedures, and evaluating the overall fairness and consistent application of the valuation policies and procedures. The Valuation Committee meets on a quarterly basis or more frequently as needed.

If no value is readily available from an investment fund or if a value supplied by an investment fund were to be deemed by the Valuation Committee not to be indicative of its fair value, the Valuation Committee would determine, in good faith, the fair value of the investment fund under procedures adopted by the Board of Directors (the “Board”) and subject to Board supervision. Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available. As of January 31, 2016, no investments were fair valued by the Valuation Committee.

As of January 31, 2016, approximately 0.36% of the Fund’s net assets were invested in investment funds that do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold. The Adviser cannot estimate the timing of when these investments will be liquidated.

The following is a summary of the investment strategies of the investment funds held by the Fund as of January 31, 2016.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc. One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities. An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity. Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy, and quantitative strategies. Generally, investment funds within this strategy require a 45 to 90 day notice period to redeem at the next available redemption date.

Market neutral and low net equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced.  Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy).  The Adviser will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long.  Generally, investment funds within this strategy require a 45 to 90 day notice period to redeem at the next available redemption date.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets.  A common event-driven strategy is merger arbitrage (also called risk arbitrage).  This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company.  The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction.  The positions may be reversed if the manager feels the acquisition may not close.  This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase.  Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations.  Generally, investment funds within this strategy require a 60 to 90 day notice period to redeem at the next available redemption date.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries.  Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.  Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings.  Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. Generally, investment funds within this strategy require a 65 to 120 day notice period to redeem at the next available redemption date.

As of January 31, 2016, all of the Fund’s investments in investment funds were valued using the practical expedient. In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update 2015-07, Disclosure for Investments in Certain Entities that Calculate Net Asset Value Per Share (or its Equivalent) (“ASU 2015-07”), an update to Accounting Standards Codification Topic 820, Fair Value Measurement. ASU 2015-07 removed the requirement to categorize within the fair value hierarchy investments for which fair value is measured at net asset value using the practical expedient. ASU 2015-07 is effective for fiscal years beginning after December 15, 2015 and for interim periods within those years, although early adoption is permitted. The Fund elected to early adopt ASU 2015-07 and as a result, investments in investment funds were excluded from the fair value hierarchy as of January 31, 2016.

The Fund has an unfunded capital commitment of $100,000,000.

Federal Income Tax Information

As of January 31, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$1,838,110,479
Gross Unrealized Appreciation	$12,886,709
Gross Unrealized Depreciation	(43,858,325)
Net Unrealized Appreciation (Depreciation) on Investments	$(30,971,616)

ITEM 2.	CONTROLS AND PROCEDURES

Controls & Procedures

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications of Chief Executive Officer and President and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as an exhibit.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):

By:	/s/ Jonathan Gans
Jonathan Gans
Chief Executive Officer and President

Date:  3/29/2016

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Gans
Jonathan Gans
Chief Executive Officer and President

Date: 3/29/2016

By:	/s/ Martha Boero
Martha Boero
Principal Financial Officer

Date: 3/29/2016